UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2026

EVOLUTION GLOBAL ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42946	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services Limited

PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands
(Address of principal executive offices, including zip code)

Tel: (647) 388-9544

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	EVOXU	The Nasdaq Stock Market, LLC

Class A ordinary share, par value $0.0001 per share	EVOX	The Nasdaq Stock Market, LLC

Redeemable Warrant - each warrant exercisable to purchase one Class A ordinary share at $11.50 per share	EVOXW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer and Director

On May 5, 2026 Ashley Zumwalt-Forbes resigned from her role as Chief Operating Officer and Director of Evolution Global Acquisition Corp. (the “Company”), effective immediately. Ms. Zumwalt-Forbes’ departure as a an officer and a member of the Board of Directors was not a result of any disagreement between herself and the Company or any of the directors on any matter relating to the Company’s operations, policies or practices.

Appointment of Director

On May 6, 2026, the Company appointed Michael Bloom to join as an independent director to its board of directors, effective immediately. Mr. Bloom will serve on each of the Audit Committee, Compensation Committee, the Nominating and Corporate Governance Committee.

Michael Bloom, age 33, is the founder and Managing Director of Present Capital, a private investment firm focused on the acquisition and active operation of established U.S. operating businesses. From September 2024 to November 2025, Mr. Bloom served as Head of Strategic Finance at Traba, Inc., an operations-technology platform, where he led financial planning, capital strategy, and internal corporate development. Prior to that, for over approximately eight years, Mr. Bloom held public-market investment roles, most recently at Aperture Investors, from August 2019 through September 2024, and earlier at LHC Capital, where he invested across various sectors, including SPACs. Mr. Bloom holds a Bachelor of Commerce from the University of Sydney. The Board believes Mr. Bloom is qualified to serve based on his capital-allocation experience across public and private markets, hands-on operating background scaling a high-growth company, active engagement in private business acquisition, and focus on artificial intelligence and process automation as drivers of operating leverage.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLUTION GLOBAL ACQUISITION CORP

	By:	/s/ Arthur Chen
		Name:	Arthur Chen
		Title:	Chief Financial Officer

Dated: May 6, 2026

2